UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-06052
Morgan Stanley Municipal Income Opportunities
Trust III
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York (Address of principal executive offices)	10036 (Zip code)
Randy Takian
522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-296-6990
Date of fiscal year end: March 31, 2009
Date of reporting period: March 31, 2009
Item 1 — Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Municipal Income Opportunities Trust III performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund’s shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund.

Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

Fund Report

For the year ended March 31, 2009

Market Conditions

The broad financial markets were highly volatile during the reporting period as the credit crisis intensified, the housing market continued to decline, and the economy weakened. In early September 2008, investor confidence plummeted and global markets began a downward spiral following the government’s takeover of Fannie Mae and Freddie Mac and the bankruptcy of Lehman Brothers. In the weeks that followed, several other financial institutions were forced into mergers, rescued by government loans, or failed altogether as the value of their assets were severely eroded. The credit markets became paralyzed as banks refused to lend while investors fled riskier assets in favor of Treasury securities. In an effort to support the market and the economy, the federal government interceded with various fiscal and monetary measures. As of the end of the reporting period, however, it is still unclear how much or how soon these measures will improve investor confidence.

The municipal bond market had already been under pressure for several months prior to September, due in part to the credit rating downgrades of various monoline bond insurers and the deterioration of the auction rate and variable rate markets. The failure of Lehman Brothers, however, prompted a wave of forced selling in the municipal market as leveraged buyers, mutual funds and brokerage firms began deleveraging, putting significant pressure on prices, severely eroding liquidity, and creating a technical demand/supply imbalance in the market.

In early 2009, however, the performance of the investment-grade segment of the municipal market improved. As a result, yields on 30-year AAA rated municipal bonds ended the reporting period lower, at 4.81 percent versus 4.89 percent one year earlier. Nonetheless, yields on these securities still exceeded those of comparable Treasuries at period end. Accordingly, the 30-year municipal-to-Treasury ratio, which measures the relative attractiveness of the two sectors, rose from 114 percent to 135 percent, indicating that municipals underperformed Treasuries while becoming relatively cheaper. The lower-rated, high-yield segment of the municipal market continued to struggle throughout the period, significantly underperforming high-grade municipals. Over the course of the period, high-yield municipal credit spreads widened from 278 basis points to 589 basis points. This spread widening was due to various factors, including the extreme risk-aversion in the market, the forced selling that occurred, as well as the credit downgrades of monoline bond insurers. These downgrades caused the insurers to fall out of favor with both investors and underwriters. As a result, most of the new issues coming to market were uninsured, which in turn caused spreads to widen.

Performance Analysis

For the 12-month period ended March 31, 2009, the net asset value (NAV) of Morgan Stanley Municipal Income Opportunities Trust III (OIC) decreased from $8.80 to $6.71 per share. Based on this change plus reinvestment of tax-free dividends totaling $0.555 per share and a short-term capital gain distribution of $0.006895, the Fund’s total NAV return was -17.80 percent. OIC’s value on the New York Stock Exchange (NYSE) moved from $8.96 to $6.68 per share during the same period. Based on this change plus reinvestment of dividends and distributions, the Fund’s total market return was -19.63 percent. OIC’s NYSE market price was at a 0.45 percent discount to its NAV. During the fiscal period, the Fund purchased and retired 14,601 shares of common stock at a weighted average market discount of 14.71 percent. Past performance is no guarantee of future results.

Monthly dividends for the second quarter of 2009, declared in April decreased from $0.0475 to $0.0425 per share. The dividend reflects the current level of the Fund’s net investment income. OIC’s level of undistributed net investment income was $0.051 per share on March 31, 2009 versus $0.083 per share 12 months earlier.1

The Fund’s emphasis on high-yield municipal bonds, which represented more than two-thirds of portfolio assets, held back performance during the period as the increasingly risk-averse environment led this sector of the market to lag the high-quality sector. Other detractors from performance included an overweight in the health care sector, which struggled throughout much of the reporting year, and underweights in the utilities and tax-backed sectors, both of which performed relatively well due to their perceived defensiveness (or lower relative sensitivity to the economic downturn).

Other investments, however, helped enhance the Fund’s performance. An underweight in airline bonds was beneficial as the sector has been under pressure. The Fund’s holdings in pre-refunded bonds were also additive to relative performance. These high-quality, short-term securities performed well, benefiting from the flight to quality during the reporting period. Sector exposure was relatively unchanged with the exception of the airline sector, where we began to gradually increase exposure when valuations became too cheap, in our opinion. Overall, the Fund’s investments remained well-diversified across a broad range of sectors, the largest weightings of which were in the life care, special tax districts, and hospital sectors as of the end of the period.

The Fund’s procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Fund’s shares. In addition, we would like to remind you that the Trustees have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Investment return, net asset value and common share market price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

1 Income earned by certain securities in the portfolio may be subject to the federal alternative minimum tax (AMT).

TOP FIVE SECTORS as of 03/31/09
Life Care	27.8%
Special Tax Districts	17.0
Hospital	16.1
IDR / PCR*	7.8
Higher Education	6.3

LONG-TERM CREDIT ANALYSIS as of 03/31/09
Aaa/AAA	5.1%
Aa/AA	1.9
A/A	4.0
Baa/BBB	17.5
Ba/BB or Less	6.9
NR**	64.6

SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION as of 03/31/09
Florida	17.5%
Texas	7.1
Illinois	6.0
New Jersey	5.4
California	5.1
Virginia	4.7
Pennsylvania	4.5
Missouri	4.0
Massachusetts	3.9
Colorado	3.4
Arizona	2.9
South Carolina	2.9
Indiana	2.7
Connecticut	2.5
Kansas	2.5
Washington	2.4
Maryland	2.3
Ohio	2.1
SUMMARY OF INVESTMENTS BY STATE CLASSIFICATION as of 03/31/09 (continued)
Tennessee	2.0%
Wyoming	2.0
Iowa	1.9
Nevada	1.9
Oklahoma	1.9
Minnesota	1.8
District of Columbia	1.6
New York	1.6
Michigan	1.3
Hawaii	1.2
Louisiana	1.2
Alabama	1.0
Georgia	0.6
West Virginia	0.6
Utah	0.5
Mississippi	0.3
North Dakota	0.3
North Carolina	0.2

Total Long-Term Investments	103.8
Short-Term Investments	0.1
Liability for Floating Rate Note Obligations	(5.8)
Other Assets in Excess of Liabilities	1.9

Net Assets	100.0%

*	Industrial Development Revenue/Pollution Control Revenue.
**	Non Rated.

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Top five sectors are as a percentage of total investments and long-term credit analysis are as a percentage of total long-term investments. Summary of investments by state classification are as a percentage of net assets. Securities are classified by sectors that represent broad groupings of related industries. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Rating allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s web site, http://www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Morgan Stanley Municipal Income Opportunities Trust III
Portfolio of Investments - March 31, 2009

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Tax-Exempt Municipal Bonds (103.8%)
	Alabama (1.0%)
$500	Colbert County – Northwest Health Care Authority, Helen Keller Hospital Ser 2003	5.75%	06/01/27	$394,940
200	Cullman Medical Clinic Board, Cullman Medical Park South, Regional Medical Center, Inc.Ser 1993-A	6.50	02/15/23	178,408

				573,348

	Arizona (2.9%)
650	Pima County Industrial Development Authority, Constellation Schools Ser 2008	7.00	01/01/38	482,521
1,000	Pima County Industrial Development Authority, Noah Webster Basic School Ser 2004 A	6.125	12/15/34	718,590
400	Pima County Industrial Development Authority, Water and Wastewater Global Water Resources LLC Ser 2007 (AMT)	6.55	12/01/37	272,920
250	Pinal County Electrical District #4, Electric System Ser 2008	6.00	12/01/38	197,880

				1,671,911

	California (5.1%)
940	California County Tobacco Securitization Agency, Gold County Settlement Funding Corp Ser 2006 (e)	0.00	06/01/33	80,549
200	California Municipal Finance Authority Educational Facility, High Tech High-Media Arts Ser 2008 A (b)	5.875	07/01/28	142,360
500	California Statewide Communities Development Authority, Lancer Educational Student Housing LLC Ser 2007	5.625	06/01/33	292,585
200	California Statewide Communities Development Authority, Thomas Jefferson School of Law Ser 2008 A	7.25	10/01/38	152,804
475	Carlsbad Community Facilities District #3 Ser 2006	5.30	09/01/36	311,842
2,000	Golden State Tobacco Securitization Corporation, Asset Backed Ser 2007 A-1	5.125	06/01/47	1,005,460
450	Quechan Indian Tribe FT Yuma Indian Reservation Ser 2008	7.00	12/01/27	310,432
700	San Diego County, San Diego Natural History Museum (COPs)	5.60	02/01/18	576,898
5,000	Silicon Valley Tobacco Securitization Authority, Santa Clara Tobacco Securitization Corp Ser 2007 C (e)	0.00	06/01/56	26,550

				2,899,480

	Colorado (3.4%)
250	Colorado Health Facilities Authority, Christian Living Communities Ser 2009 A	9.00	01/01/34	250,105
500	Colorado Health Facilities Authority, Christian Living Communities Ser 2006 A	5.75	01/01/37	320,095
1,000	Copperleaf Metropolitan District #2 Ser 2006	5.95	12/01/36	547,730

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
Portfolio of Investments - March 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$500	Elk Valley Public Improvement Corporation Ser 2001 A	7.30%	09/01/22	$436,700
500	Elk Valley Public Improvement Corporation Ser 2001 A	7.35	09/01/31	394,275

				1,948,905

	Connecticut (2.5%)
1,000	Georgetown Special Taxing District Ser 2006 A (b)	5.125	10/01/36	453,480
500	Mashantucket (Western) Pequot Tribe, Special Ser 2007 A (b)	6.50	09/01/31	283,350
1,500	Mohegan Tribe of Indians, Gaming Authority Ser 2001 (b)	6.25	01/01/31	683,340

				1,420,170

	District of Columbia (1.6%)
300	District of Columbia, Refg Ser 2009B (a)	5.00	12/01/25	305,975
605	Metropolitan Washington Airports Authority, District of Columbia & Virginia, CaterAir International Corp Ser 1991 (AMT) (c)	10.125	09/01/11	584,569

				890,544

	Florida (17.5%)
500	Alachua County Industrial Development, North Florida Retirement Village Ser 2007	5.875	11/15/36	331,100
470	Bellalago Educational Facilities Benefits District, Bellalago Charter School Ser 2004 B	5.80	05/01/34	349,346
295	Brevard County Health Facilities Authority, Buena Vida Estates, Inc Ser 2007	6.75	01/01/37	207,813
1,550	Broward County Professional Sports Facilities, Civic Arena Refg 2006 A (FSA AMBAC Insd) (a)	5.00	09/01/23	1,562,337
490	Fiddlers Creek Community Development District #1 Ser 2005	6.00	05/01/38	302,820
250	Fountainbleau Lakes Community Development District Ser 2007 B	6.00	05/01/15	196,748
1,000	Grand Bay at Doral Community Development District Ser 2007 A	6.00	05/01/39	512,440
250	Miami Beach Health Facilities Authority, Mount Sinai Medical Center Refg Ser 2004	6.75	11/15/21	185,985
1,000	Midtown Miami Community Development District, Parking Garage Ser 2004 A	6.25	05/01/37	635,390
1,100	Orange County Health Facilities Authority, Orlando Lutheran Towers Inc Ser 2005	5.375	07/01/20	810,997
2,000	Orange County Health Facilities Authority, Westminister Community Care Services Inc Ser 1999	6.75	04/01/34	1,498,200
1,000	Pinellas County Health Facilities Authority, Oaks of Clearwater Ser 2004	6.25	06/01/34	823,990
1,500	South Miami Health Facilities Authority, Baptist Health South Florida Obligated Group Ser 2007 (a)	5.00	08/15/32	1,285,095
1,000	St Johns County Industrial Development Authority, Glenmoor Ser 1999 A	8.00	01/01/10 (d)	1,069,740
300	Tolomato Community Development District, Special Assessment Ser 2007	6.55	05/01/27	213,903

				9,985,904

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
Portfolio of Investments - March 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE		VALUE
	Georgia (0.6%)
$500	Atlanta, Eastside Ser 2005 B	5.60%	01/01/30		$338,475

	Hawaii (1.2%)
640	Hawaii Ser 2008 DK (a)	5.00	05/01/23		676,482

	Illinois (6.0%)
500	Bolingbrook, Sales Tax Ser 2005	6.25	01/01/24		290,050
375	Bolingbrook, Will & Dupage Counties Special Service Area #2005-1 Ser 2005	5.90	03/01/27		253,927
500	Chicago Lake Shore East Ser 2002	6.75	12/01/32		337,655
260	Hampshire Special Service Area #18 Ser 2007 A	6.00	03/01/44		130,827
500	Illinois Finance Authority, Elmhurst Memorial Healthcare Ser 2008 A	5.625	01/01/37		359,170
500	Illinois Finance Authority, Landing at Plymouth Place Ser 2005 A	6.00	05/15/37		314,215
500	Illinois Finance Authority, Montgomery Place Ser 2006 A	5.75	05/15/38		300,900
750	Illinois Health Facilities Authority, Villa St Benedict Ser 2003 A-1 (g)	6.90	11/15/33		332,400
600	Illinois Toll Highway Authority , 2008 Ser B (a)	5.50	01/01/33		613,746
497	Pingree Grove Special Service Area # 7, Cambridge Lakes Ser 2006-1	6.00	03/01/36		279,115
300	Will-Kankakee Regional Development Authority, Senior Estates Supportive Living Ser 2007 (AMT)	7.00	12/01/42		219,993

					3,431,998

	Indiana (2.7%)
275	Saint Joseph County, Holy Cross Village at Notre Dame Ser 2006 A	6.00	05/15/26		201,416
1,500	Upland, Taylor University Ser 2002	6.25	09/01/28		1,348,920

					1,550,336

	Iowa (1.9%)
915	Iowa Health Facilities Development Financing Authority, Care Initiatives Ser 1996	9.25	07/01/11	(d)	1,080,267

	Kansas (2.5%)
500	Olathe, Catholic Care Ser 2006 A	6.00	11/15/38		325,285
1,000	Overland Park Development Corporation, Convention Center Hotel Ser 2000 A	7.375	01/01/11	(d)	1,101,160

					1,426,445

	Louisiana (1.2%)
447	Lakeshore Villages Master Community Development District, Special Assessment Ser 2007	5.25	07/01/17		341,329
300	Louisiana Public Facilities Authority, Lake Charles Memorial Hospital Refg Ser 2007	6.375	12/01/34		201,573
250	St. John Baptist Parish, Marathon Oil Corporation Ser 2007 A	5.125	06/01/37		175,135

					718,037

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
Portfolio of Investments - March 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Maryland (2.3%)
$500	Maryland Health & Higher Educational Facilities Authority, King Farm Presbyterian Community Ser 2007 A	5.30%	01/01/37	$262,465
1,235	Maryland Industrial Development Financing Authority, Medical Waste Associates LP 1989 Ser (AMT)	8.75	11/15/10	1,066,324

				1,328,789

	Massachusetts (3.9%)
645	Massachusetts Development Finance Agency, Kennedy-Donovan Center Inc 1990 Issue	7.50	06/01/10	633,867
200	Massachusetts Development Finance Agency, Linden Ponds, Inc Facility Ser 2007 A	5.75	11/15/42	109,964
1,425	Massachusetts Development Finance Agency, Loomis Communities Ser 1999 A	5.625	07/01/15	1,284,538
300	Massachusetts Development Finance Authority, Evergreen Center Ser 2005	5.50	01/01/35	199,374

				2,227,743

	Michigan (1.3%)
250	Dearborn Economic Development Corporation, Henry Ford Village, Inc. Refg Ser 2008	7.00	11/15/28	198,242
1,000	Michigan Tobacco Settlement Finance Authority Ser 2007 A	6.00	06/01/48	564,740

				762,982

	Minnesota (1.8%)
200	Brooklyn Park, Prairie Seeds Academy Ser 2009A	9.25	03/01/39	200,678
500	Buffalo, Central Minnesota Senior Housing Ser 2006 A	5.50	09/01/33	322,090
300	Minneapolis Health Care System, Fairview Health Services Ser 2008A	6.75	11/15/32	307,971
250	North Oaks, Presbyterian Homes of North Oaks Ser 2007	6.125	10/01/39	185,345

				1,016,084

	Mississippi (0.3%)
200	Mississippi Business Finance Corporation, System Energy Resources, Inc. Ser 1998	5.875	04/01/22	170,582

	Missouri (4.0%)
250	Branson Regional Airport Transportation Development District Ser 2007 B (AMT)	6.00	07/01/37	142,137
1,000	Des Peres, West County Center Ser 2002	5.75	04/15/20	835,410
250	Kansas City Industrial Development Authority, Bishop Spencer 2004 Ser I	6.25	01/01/24	184,043
1,000	Kansas City Industrial Development Authority, Plaza Library Ser 2004	5.90	03/01/24	775,020

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
Portfolio of Investments - March 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$250	St Louis County Industrial Development Authority, St Andrews Resources for Seniors Ser 2007 A	6.375%	12/01/41	$170,523
250	St Louis Industrial Development Authority, Ranken-Jordan Refg Ser 2007	5.00	11/15/22	159,072

				2,266,205

	Nevada (1.9%)
490	Clark County Special Improvement District #142, Mountain’s Edge Ser 2003	6.375	08/01/23	355,270
1,000	Director of the State of Nevada, Department of Business and Industry, Las Vegas Monorail 2nd Tier Ser 2000 (g)	7.375	01/01/40	79,800
500	Henderson Local Improvement District #T-18 Ser 2006	5.30	09/01/35	179,825
250	Las Vegas Redevelopment Agency Ser 2009A	8.00	06/15/30	251,422
300	Sparks Local Improvement District #3 Ser 2008	6.50	09/01/20	246,303

				1,112,620

	New Jersey (5.4%)
1,000	New Jersey Economic Development Authority, Franciscan Oaks Ser 1997	5.70	10/01/17	838,120
1,000	New Jersey Economic Development Authority, Franciscan Oaks Ser 1997	5.75	10/01/23	731,240
500	New Jersey Economic Development Authority, Lions Gate Ser 2005 A	5.875	01/01/37	344,765
500	New Jersey Economic Development Authority, The Presbyterian Home at Montgomery Ser 2001 A	6.25	11/01/20	404,910
1,000	New Jersey Health Care Facilities Financing Authority, Raritan Bay Medical Center Ser 1994	7.25	07/01/27	796,690

				3,115,725

	New York (1.6%)
500	Mount Vernon Industrial Development Agency, Meadowview at the Wartburg Ser 1999	6.20	06/01/29	367,610
500	New York City Industrial Development Agency, 7 World Trade Center LLC Ser 2005 A	6.50	03/01/35	342,095
250	New York City Industrial Development Agency Civic Facility, Polytechnic University Refg Ser 2007 (ACA Insd)	5.25	11/01/37	185,633

				895,338

	North Carolina (0.2%)
200	North Carolina Medical Care Commission Health Care Facilities, Pennybyrn at Maryfield Ser 2005 A	6.125	10/01/35	127,510

	North Dakota (0.3%)
250	Ward County, Health Care Facilities Trinity Obligated Group Ser 2006	5.125	07/01/29	172,110

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
Portfolio of Investments - March 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	Ohio (2.1%)
$1,000	Buckeye Tobacco Settlement Financing Authority, Asset-Backed Ser 2007 A-2	5.875%	06/01/30	$609,270
300	Centerville Health Care, Bethany Lutheran Village Ser 2007 A	6.00	11/01/38	187,323
450	Cuyahoga County Health Care & Independent Living Facilities, Eliza Jennings Senior Care Ser 2007 A	5.75	05/15/27	301,041
200	Tuscarawas County Hospital Facilities, The Twin City Hospital Ser 2007	6.35	11/01/37	132,140

				1,229,774

	Oklahoma (1.9%)
300	Chickasaw Nation Health Systems Ser 2007	6.25	12/01/32	235,266
1,000	Oklahoma Development Finance Authority, Comanche County Hospital 2000 Ser B	6.60	07/01/31	846,750

				1,082,016

	Pennsylvania (4.5%)
1,100	Allegheny County Hospital Development Authority, West Penn Ser 2007 A	5.375	11/15/40	597,058
500	Allegheny County Redevelopment Authority, Pittsburgh Mills Ser 2004	5.60	07/01/23	366,680
750	Bucks County Industrial Development Authority, Ann’s Choice Ser 2005 A	6.25	01/01/35	501,052
500	Harrisburg Authority, Harrisburg University of Science & Technology Ser 2007 B	6.00	09/01/36	368,110
500	Montgomery County Industrial Development Authority, Whitemarsh Community Ser 2005	6.25	02/01/35	302,750
500	Pennsylvania Economic Development Financing Authority, Reliant Energy Inc Ser 2001 A (AMT)	6.75	12/01/36	425,085

				2,560,735

	South Carolina (2.9%)
750	Myrtle Beach Tax Increment, Myrtle Beach Air Force Base Ser 2006 A	5.30	10/01/35	415,725
915	South Carolina Jobs-Economic Development Authority, Lutheran Homes Ser 2007	5.50	05/01/28	596,662
750	South Carolina Jobs-Economic Development Authority, Wesley Commons Ser 2006	5.30	10/01/36	421,718
325	South Carolina Jobs-Economic Development Authority, Woodlands at Furman Ser 2007 A	6.00	11/15/37	200,785

				1,634,890

	Tennessee (2.0%)
400	Johnson City Health and Educational Facilities Board, Mountain States Health Alliance Ser 2006 A	5.50	07/01/31	305,036

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
Portfolio of Investments - March 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
$500	Shelby County Health, Educational & Housing Facilities Board, Trezevant Manor Ser 2006 A	5.75%	09/01/37	$311,600
750	Shelby County Health, Educational & Housing Facilities Board, Village at Germantown Ser 2003 A	7.25	12/01/34	552,975

				1,169,611

	Texas (7.1%)
250	AllianceAirport Authority, Inc Special Facilities, Federal Express Corporation Refg Ser 2006 (AMT)	4.85	04/01/21	198,260
500	Austin Convention Enterprises Inc, Convention Center Hotel Ser 2006 B	5.75	01/01/34	302,305
500	Decatur Hospital Authority, Wise Regional Health Ser 2004 A	7.125	09/01/34	377,190
500	HFDC Central Texas Inc, Legacy at Willow Bend, Ser 2006 A	5.75	11/01/36	296,820
200	Houston Airport System Special Facilities, Continental Airlines, Inc Ser 2001 E (AMT)	6.75	07/01/21	135,714
200	Houston Airport System Special Facilities, Continental Airlines, Inc Ser 2001 E (AMT)	6.75	07/01/29	122,600
1,000	Lubbock Health Facilities Development Corporation, Carillon Ser 2005 A	6.50	07/01/26	734,620
250	Tarrant County Cultural Education Facilities Finance Corporation,
	Northwest Senior Housing Corporation – Edgemere Ser 2006 A	6.00	11/15/36	167,133
1,760	Texas Department of Housing and Community Affairs Ser 2007 B (AMT) (a)	5.15	09/01/27	1,702,956

				4,037,598

	Utah (0.5%)
350	Emery County Environmental Improvement, PacifiCorp Ser 1996 (AMT)	6.15	09/01/30	261,853

	Virginia (4.7%)
2,527	Chesterfield County Industrial Development Authority, Brandermill Woods Ser 1998	6.50	01/01/28	1,871,045
1,000	Peninsula Ports Authority of Virginia, Baptist Homes Ser 2006 C	5.40	12/01/33	601,590
300	Peninsula Town Center Community Development Authority Ser 2007	6.45	09/01/37	187,482

				2,660,117

	Washington (2.4%)
350	Port of Seattle Industrial Development Corporation, Northwest Airlines, Inc Ser 2001 (AMT)	7.25	04/01/30	228,431
250	Washington Health Care Facilities Authority, Seattle Cancer Care Alliance Ser 2008	7.375	03/01/38	257,230
280	Washington Housing Finance Commission, FNMA Collateralized Refg Ser 1990 A	7.50	07/01/23	280,501
1,000	Washington Housing Finance Commission, Skyline at First Hill Ser 2007 A	5.625	01/01/38	589,390

				1,355,552

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
Portfolio of Investments - March 31, 2009 continued

PRINCIPAL
AMOUNT IN		COUPON	MATURITY
THOUSANDS		RATE	DATE	VALUE
	West Virginia (0.6%)
$425	West Virginia Hospital Finance Authority, Thomas Health System, Inc. Ser 2008	6.50%	10/01/38	$325,703

	Wyoming (2.0%)
1,500	Teton County Hospital District, St John’s Medical Center Ser 2002	6.75	12/01/27	1,143,900

	Total Tax-Exempt Municipal Bonds (Cost $78,716,110)			59,269,739

NUMBER OF
SHARES (000)

	Short-Term Investment (f) (0.1%)
	Investment Company
49	Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class (Cost $49,400)			49,400

	Total Investments (Cost $78,765,510)			59,319,139

PRINCIPAL
AMOUNT IN
THOUSANDS
	Floating Rate Note Obligations Related to Securities Held (-5.8%)
$(3,325)	Notes with interest rates ranging from 0.47% to 0.89% at March 31, 2009 and contractual maturities of collateral ranging from 05/01/23 to 01/01/33 (See Note 1D) (h) (Cost $(3,325,000))		(3,325,000)

	Total Net Investments (Cost $75,440,510) (i)	98.1%	55,994,139

	Other Assets in Excess of Liabilities	1.9	1,086,468

	Net Assets	100.0%	$57,080,607

AMT	Alternative Minimum Tax.
COPs	Certificates of Participation.
(a)	Underlying security related to inverse floater entered into by the Fund (See Note 1D).
(b)	Resale is restricted to qualified institutional investors.
(c)	Joint exemption.
(d)	Prerefunded to call date shown.
(e)	Capital appreciation bond.
(f)	See Note 3 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class.
(g)	Non-income producing security. Bond in default.
(h)	Floating rate note obligations related to securities held. The interest rates shown reflect the rates in effect at March 31, 2009.
(i)	The aggregate cost for federal income tax purposes is $75,422,285. The aggregate gross unrealized appreciation is $582,915 and the aggregate gross unrealized depreciation is $20,011,061, resulting in net unrealized depreciation of $19,428,146.

Bond Insurance:
ACA	ACA Financial Guaranty Corporation.
AMBAC	AMBAC Assurance Corporation.
FSA	Financial Security Assurance Inc.

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
Financial Statements

Statement of Assets and Liabilities
March 31, 2009

Assets:
Investments in securities, at value (cost $78,716,110)	$59,269,739
Investment in affiliate, at value (cost $49,400)	49,400
Receivable for:
Interest	1,414,691
Investment sold	20,000
Dividends from affiliate	109
Prepaid expenses and other assets	14,813

Total Assets	60,768,752

Liabilities:
Floating rate note obligations	3,325,000
Payable for:
Investment purchased	201,542
Investment advisory fee	25,182
Administration fee	4,038
Transfer agent fee	1,943
Accrued expenses and other payables	130,440

Total Liabilities	3,688,145

Net Assets	$57,080,607

Composition of Net Assets:
Paid-in-capital	$81,152,709
Net unrealized depreciation	(19,446,371)
Accumulated undistributed net investment income	431,781
Accumulated net realized loss	(5,057,512)

Net Assets	$57,080,607

Net Asset Value Per Share 8,501,256 shares outstanding (unlimited shares authorized of $.01 par value)	$6.71

Statement of Operations
For the year ended March 31, 2009

Net Investment Income:
Income
Interest	$5,199,123
Dividends from affiliate	5,623

Total Income	5,204,746

Expenses
Investment advisory fee	336,190
Interest and residual trust expenses	126,896
Professional fees	68,434
Administration fee	53,791
Shareholder reports and notices	40,537
Listing fees	18,975
Transfer agent fees and expenses	11,538
Trustees’ fees and expenses	7,564
Custodian fees	5,383
Other	24,765

Total Expenses	694,073

Less: expense offset	(1,381)
Less: rebate from Morgan Stanley affiliated cash sweep (Note 3)	(403)

Net Expenses	692,289

Net Investment Income	4,512,457

Realized and Unrealized Loss:
Net Realized Loss	(2,609,431)
Net Change in Unrealized Appreciation/Depreciation	(14,923,011)

Net Loss	(17,532,442)

Net Decrease	$(13,019,985)

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
Financial Statements continued

Statements of Changes in Net Assets

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	MARCH 31, 2009	MARCH 31, 2008

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$4,512,457	$4,467,824
Net realized loss	(2,609,431)	(1,949,251)
Net change in unrealized appreciation/depreciation	(14,923,011)	(8,796,322)

Net Decrease	(13,019,985)	(6,277,749)
Dividends to shareholders from net investment income	(4,780,755)	(4,605,157)
Decrease from transactions in shares of beneficial interest	(100,755)	(147,152)

Net Decrease	(17,901,495)	(11,030,058)
Net Assets:
Beginning of period	74,982,102	86,012,160

End of Period (Including accumulated undistributed net investment income of $431,781 and $703,619, respectively)	$57,080,607	$74,982,102

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
Notes to Financial Statements - March 31, 2009

1. Organization and Accounting Policies
Morgan Stanley Municipal Income Opportunities Trust III (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of current income which is exempt from federal income tax. The Fund was organized as a Massachusetts business trust on February 20, 1990 and commenced operations on April 30, 1990.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service uses both a computerized grid matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the mean between the last reported bid and asked price. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. The Trustees believe that timely and reliable market quotations are generally not readily available for purposes of valuing tax-exempt securities and that the valuations supplied by the pricing service are more likely to approximate the fair value of such securities; (2) futures are valued at the latest sale price on the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees; (3) interest rate swaps are marked-to-market daily based upon quotations from market makers; (4) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily except where collection is not expected.

C. Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a

Morgan Stanley Municipal Income Opportunities Trust III
Notes to Financial Statements - March 31, 2009 continued

contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. Floating Rate Note and Dealer Trusts Obligations Related to Securities Held — The Fund enters into transactions in which it transfers to Dealer Trusts (“Dealer Trusts”) fixed rate bonds in exchange for cash and residual interests in the Dealer Trusts’ assets and cash flows, which are in the form of inverse floating rate investments. The Dealer Trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interest in the bonds. The Fund enters into shortfall agreements with the Dealer Trusts which commit the Fund to pay the Dealer Trusts, in certain circumstances, the difference between the liquidation value of the fixed rate bonds held by the Dealer Trusts and the liquidation value of the floating rate notes held by third parties, as well as any shortfalls in interest cash flows. The residual interests held by the Fund (inverse floating rate investments) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the Dealer Trusts to the Fund, thereby collapsing the Dealer Trusts. The Fund accounts for the transfer of bonds to the Dealer Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption “floating rate note obligations” on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption “interest” and records the expenses related to floating rate note obligations and any administrative expenses of the Dealer Trusts under the caption “interest and residual trust expenses” on the Statement of Operations. The floating rate notes issued by the Dealer Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the Dealer Trusts for redemption at par at each reset date. At March 31, 2009, Fund investments with a value of $6,146,591 are held by the Dealer Trusts and serve as collateral for the $3,325,000 in the floating rate note obligations outstanding at that date. The range of contractual maturities of the floating rate note obligations and interest rates in effect at March 31, 2009 are presented in the Portfolio of Investments.

E. Interest Rate Swaps — Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses in the Statement of Operations.

Morgan Stanley Municipal Income Opportunities Trust III
Notes to Financial Statements - March 31, 2009 continued

F. Federal Income Tax Policy — It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and non-taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund follows the provisions of the Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”) Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended March 31, 2009 remains subject to examination by taxing authorities.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (“IRS”) will agree with this opinion. In the event the IRS determines that the issuer does not comply with the relevant tax requirements, interest payments from a security could become federally taxable.

G. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.
2. Investment Advisory/Administration Agreements
Pursuant to an Investment Advisory Agreement with Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) the Fund pays the Investment Adviser an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Fund’s average weekly net assets.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the “Administrator”), an affiliate of the Investment Adviser, the Fund pays an administration fee, calculated weekly and payable monthly, by applying the annual rate of 0.08% to the Fund’s average weekly net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company (“State Street”), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Morgan Stanley Municipal Income Opportunities Trust III
Notes to Financial Statements - March 31, 2009 continued

3. Security Transactions and Transactions with Affiliates
The Fund invests in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class. For the year ended March 31, 2009, advisory fees paid were reduced by $403 relating to the Fund’s investment in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as “dividends from affiliate” in the Statement of Operations and totaled $5,623. During the year ended March 31, 2009, the cost of purchases and sales of Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class were $13,542,844 and $14,101,330, respectively.

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended March 31, 2009 aggregated $14,684,621 and $17,181,702, respectively. Included in the aforementioned transactions are purchases of $966,594 with other Morgan Stanley funds.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Trustees voted to close the plan to new participants and eliminate the future benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the year ended March 31, 2009, included in “trustees’ fees and expenses” in the Statement of Operations amounted to $5,731. At March 31, 2009, the Fund had an accrued pension liability of $57,891 which is included in “accrued expenses and other payables” in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the “Compensation Plan”) which allows each independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

Morgan Stanley Municipal Income Opportunities Trust III
Notes to Financial Statements - March 31, 2009 continued

4. Dividends
On April 7, 2009, the Fund declared the following dividends from net investment income:

AMOUNT	RECORD	PAYABLE
PER SHARE	DATE	DATE
$0.0425	April 17, 2009	April 24, 2009
$0.0425	May 22, 2009	May 29, 2009
$0.0425	June 19, 2009	June 26, 2009
5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

			CAPITAL
			PAID IN
		PAR VALUE	EXCESS OF
	SHARES	OF SHARES	PAR VALUE
Balance, March 31, 2007	8,532,857	$85,329	$81,316,727
Shares repurchased (weighted average discount 6.84%)+	(17,000)	(170)	(146,982)
Reclassification due to permanent book/tax differences	—	—	(1,440)

Balance, March 31, 2008	8,515,857	85,159	81,168,305
Shares repurchased (weighted average discount 14.71%)+	(14,601)	(146)	(100,609)

Balance, March 31, 2009	8,501,256	$85,013	$81,067,696

The Trustees have approved a share repurchase program whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

+	The Trustees have voted to retire the shares purchased.
6. Expense Offset
The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the custodian.
7. Purposes of and Risks Relating to Certain Financial Instruments
The Fund may invest a portion of its assets in inverse floating rate instruments, either through outright purchases of inverse floating rate securities or through the transfer of bonds to Dealer Trusts in exchange for cash and residual interests in the Dealer Trusts (See Note 1D). These investments are typically used by the Fund in seeking to enhance the yield of the portfolio. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, these instruments are acquired through leverage or may have leverage embedded in them and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause

Morgan Stanley Municipal Income Opportunities Trust III
Notes to Financial Statements - March 31, 2009 continued

the Fund’s net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund’s portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments.

To hedge against adverse interest rate changes, the Fund may invest in financial futures contracts or municipal bond index futures contracts (“futures contracts”). These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

The Fund may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Fund expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risks may exceed the related amounts shown in the Statement of Assets and Liabilities.
8. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

	FOR THE YEAR	FOR THE YEAR
	ENDED	ENDED
	MARCH 31, 2009	MARCH 31, 2008
Tax-exempt income	$4,721,071	$4,605,157
Ordinary income	59,684	—

Total distributions	$4,780,755	$4,605,157

Morgan Stanley Municipal Income Opportunities Trust III
Notes to Financial Statements - March 31, 2009 continued

As of March 31, 2009, the tax-basis components of accumulated losses were as follows:

Undistributed tax-exempt income	$509,260
Undistributed long-term gains	—

Net accumulated earnings	509,260
Capital loss carryforward	(3,789,573)
Post-October losses	(1,267,939)
Temporary differences	(95,704)
Net unrealized depreciation	(19,428,146)

Total accumulated losses	$(24,072,102)

As of March 31, 2009, the Fund had a net capital loss carryforward of $3,789,573, to offset future capital gains to the extent provided by regulations, which will expire according to the following schedule.

AMOUNT	EXPIRATION
$ 482,196	March 31, 2013
623,926	March 31, 2016
2,683,451	March 31, 2017

As of March 31, 2009, the Fund had temporary book/tax differences primarily attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund’s next taxable year) and book amortization of discounts on debt securities.

Permanent differences, due to a nondeductible expense and tax adjustments on debt securities sold by the Fund, resulted in the following reclassifications among the Fund’s components of net assets at March 31, 2009:

ACCUMULATED
UNDISTRIBUTED	ACCUMULATED
NET INVESTMENT	NET REALIZED
INCOME	LOSS	PAID-IN-CAPITAL
$(3,540)	$3,540	—

9. Fair Valuation Measurements
The Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective April 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants

Morgan Stanley Municipal Income Opportunities Trust III
Notes to Financial Statements - March 31, 2009 continued

would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund’s investments carried at value:

FAIR VALUE MEASUREMENTS AT MARCH 31, 2009 USING
		QUOTED PRICES IN	SIGNIFICANT	SIGNIFICANT
		ACTIVE MARKET FOR	OTHER OBSERVABLE	UNOBSERVABLE
		IDENTICAL ASSETS	INPUTS	INPUTS
	TOTAL	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)
Investments in Securities	$59,319,139	$49,400	$59,269,739	—

10. Accounting Pronouncements
On March 19, 2008, FASB released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133 (“SFAS 161”). SFAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS 161 and its impact on the Fund’s financial statements has not been determined.

Morgan Stanley Municipal Income Opportunities Trust III
Notes to Financial Statements - March 31, 2009 continued

On April 9, 2009, FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP 157-4 and the impact it will have on the Fund’s financial statements.

Morgan Stanley Municipal Income Opportunities Trust III
Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED MARCH 31,
	2009		2008		2007		2006		2005
Selected Per Share Data:
Net asset value, beginning of period	$8.80		$10.08		$9.77		$9.51		$9.39

Income (loss) from investment operations:
Net investment income(1)	0.53		0.52		0.52		0.55		0.53
Net realized and unrealized gain (loss)	(2.05)		(1.26)		0.34		0.22		0.10

Total income (loss) from investment operations	(1.52)		(0.74)		0.86		0.77		0.63

Less dividends from net investment income	(0.57)		(0.54)		(0.55)		(0.53)		(0.53)

Anti-dilutive effect of repurchased shares(1)	0.00	(5)	0.00	(5)	0.00	(5)	0.02		0.02

Net asset value, end of period	$6.71		$8.80		$10.08		$9.77		$9.51

Market value, end of period	$6.68		$8.96		$10.21		$9.60		$8.27

Total Return(2)	(19.63)%		(7.06)%		12.42%		22.84%		(1.27)%
Ratios to Average Net Assets:
Total expenses (before expense offset)	1.03	%(4)	1.02	%(3)(4)	0.82	%(3)	0.79	%(3)	0.93%(3)
Total expenses (before expense offset, exclusive of interest and residual trust expenses)	0.84	%(4)	0.79	%(3)(4)	0.79	%(3)	0.79	%(3)	0.93%(3)
Net investment income.	6.71	%(4)	5.48	%(3)(4)	5.25	%(3)	5.74	%(3)	5.68%(3)
Supplemental Data:
Net assets, end of period, in thousands	$57,081		$74,982		$86,012		$83,797		$84,380
Portfolio turnover rate	21%		30%		28%		20%		17%

(1)	The per share amounts were computed using an average number of shares outstanding during the period.
(2)	Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect brokerage commissions.
(3)	Does not reflect the effect of expense offset of 0.01%.
(4)	Reflects rebate of certain Fund expenses in connection with the investments in Morgan Stanley Institutional Liquidity Funds – Tax-Exempt Portfolio – Institutional Class during the period. The rebate had an effect of less than 0.005%.
(5)	Includes anti-dilutive effect of repurchased shares of less than $0.01.

See Notes to Financial Statements

Morgan Stanley Municipal Income Opportunities Trust III
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Municipal Income Opportunities Trust III:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Municipal Income Opportunities Trust III (the “Fund”), including the portfolio of investments, as of March 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Municipal Income Opportunities Trust III as of March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
May 26, 2009

Morgan Stanley Municipal Income Opportunities Trust III
Shareholder Voting Results (unaudited)

On October 1, 2008, an annual meeting of the Fund’s shareholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Trustees:

	Number of Shares
	For	Withheld	Abstain
Kathleen A. Dennis	7,774,203	217,116	0
Manuel H. Johnson	7,780,609	210,710	0
Joseph J. Kearns	7,775,425	215,894	0
Fergus Reid	7,768,579	222,740	0

Morgan Stanley Municipal Income Opportunities Trust III
Portfolio Management (unaudited)

The Fund is managed by members of the Municipals team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Wayne D. Godlin, Managing Director of the Investment Adviser and Robert J. Stryker, a Vice President of the Investment Adviser. Mr. Godlin has been associated with the Investment Adviser in an investment management capacity since May 1988 and began managing the Fund in October 2001. Mr. Stryker has been associated with the Investment Adviser in an investment management capacity since February 1994 and began managing the Fund in September 2007.

Morgan Stanley Municipal Income Opportunities Trust III
Dividend Reinvestment Plan (unaudited)

The dividend reinvestment plan (the “Plan”) offers you a prompt and simple way to reinvest your dividends and capital gains distributions into additional shares of the Fund. Under the Plan, the money you earn from dividends and capital gains distributions will be reinvested automatically in more shares of the Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits

• Add to your account
You may increase your shares in the Fund easily and automatically with the Plan.

• Low transaction costs
Transaction costs are low because the new shares are bought in blocks and the brokerage commission is shared among all participants.

• Convenience
You will receive a detailed account statement from Computershare Trust Company, N.A., which administers the Plan, whenever shares are reinvested for you. The statement shows your total distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account via the Internet. To do this, please go to morganstanley.com.

• Safekeeping
Computershare Trust Company, N.A. will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan
If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” – in the name of your brokerage firm, bank, or other financial institution – you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan. If you choose to participate in the Plan, whenever the Fund declares a dividend or capital gains distributions, it will be invested in additional shares of your Fund that are purchased in the open market.

How to enroll
To enroll in the Plan, please read the Terms and Conditions in the Plan brochure. You can obtain a copy of the Plan Brochure and enroll in the Plan by visiting morganstanley.com, calling toll-free (888) 421-4015 or notifying us in writing at Morgan Stanley Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rl 02940-3078. Please include the Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next dividend or capital gains distribution payable after Computershare Trust Company, N.A.

Morgan Stanley Municipal Income Opportunities Trust III
Dividend Reinvestment Plan (unaudited) continued

receives your authorization, as long as they receive it before the “record date,” which is generally ten business days before the dividend is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following dividend or distribution.

Costs of the Plan
There is no direct charge to you for reinvesting dividends and capital gains distributions because the Plan’s fees are paid by the Fund. However, when applicable, you will pay your portion of any brokerage commissions incurred when the new shares are purchased on the open market. These brokerage commissions are typically less than the standard brokerage charges for individual transactions, because shares are purchased for all participants in blocks, resulting in lower commissions for each individual participant. Any brokerage commissions or service fees are averaged into the purchase price.

Tax implications
The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax that may be due on dividends or distributions. You will receive tax information annually to help you prepare your federal and state income tax returns.

Morgan Stanley does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used by any taxpayer, for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax advisor for information concerning their individual situation.

How to withdraw from the Plan
To withdraw from the Plan, please visit morganstanley.com or call (888) 421-4015 or notify us in writing at the address below.

Morgan Stanley Closed-End Funds
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rl 02940-3078

All shareholders listed on the account must sign any written withdrawal instructions. If you withdraw, you have three options with regard to the shares held in your account:

1.	If you opt to continue to hold your non-certificated shares, they will be held by Computershare Trust Company, N.A.
2.	If you opt to sell your shares through Morgan Stanley, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting brokerage commissions.

Morgan Stanley Municipal Income Opportunities Trust III
Dividend Reinvestment Plan (unaudited) continued

3.	You may sell your shares through your financial advisor through the Direct Registration System (“DRS”). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a stock certificate.

The Fund and Computershare Trust Company, N.A. may amend or terminate the Plan. Participants will receive written notice at least 30 days before the effective date of any amendment. In the case of termination, Participants will receive written notice at least 30 days before the record date for the payment of any dividend or capital gains distribution by the Fund. In the case of amendment or termination necessary or appropriate to comply with applicable law or the rules and policies of the Securities and Exchange Commission or any other regulatory authority, such written notice will not be required.

To obtain a complete copy of the Dividend Reinvestment Plan, please call our Client Relations department at 888-421-4015 or visit morganstanley.com.

Morgan Stanley Municipal Income Opportunities Trust III
Morgan Stanley Advisor Closed-End Funds
An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Advisor closed-end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy
We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1.	What Personal Information Do We Collect About You?
To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•	We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to

Morgan Stanley Municipal Income Opportunities Trust III
Morgan Stanley Advisor Closed-End Funds
An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.	When Do We Disclose Personal Information We Collect About You?
To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies.  We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties.   We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.	How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?
We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Morgan Stanley Municipal Income Opportunities Trust III
Trustee and Officer Information (unaudited)

Independent Trustees:

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee

Frank L. Bowman (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator–Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.	168	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	170	Director of various business organizations.

Morgan Stanley Municipal Income Opportunities Trust III
Trustee and Officer Information (unaudited) continued

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee

Kathleen A. Dennis (55) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	168	Director of various non-profit organizations.

Dr. Manuel H. Johnson (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	170	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (66) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	171	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Municipal Income Opportunities Trust III
Trustee and Officer Information (unaudited) continued

				Number of
				Portfolios
				in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee

Michael F. Klein (50) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	168	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (72) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	170	None.

W. Allen Reed (62)† c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	168	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Morgan Stanley Municipal Income Opportunities Trust III
Trustee and Officer Information (unaudited) continued

Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Independent	Other Directorships
Independent Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Independent Trustee

Fergus Reid (76) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	171	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JPMorgan Investment Management Inc.

Interested Trustee:
Number of
Portfolios
in Fund
		Term of		Complex
		Office and		Overseen
	Position(s)	Length of		by
Name, Age and Address of	Held with	Time	Principal Occupation(s)	Interested	Other Directorships
Interested Trustee	Registrant	Served*	During Past 5 Years	Trustee**	Held by Interested Trustee

James F. Higgins (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	169	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the “Investment Adviser”) (the “Retail Funds”) or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the “Institutional Funds”).
**	The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).
†	For the period September 26, 2008 through February 5, 2009, W. Allen Reed was an interested Trustee. At all other times covered by this report, Mr. Reed was an Independent Trustee.

Morgan Stanley Municipal Income Opportunities Trust III
Trustee and Officer Information (unaudited) continued

Executive Officers:

Term of
Office and
	Position(s)	Length of
Name, Age and Address of	Held with	Time
Executive Officer	Registrant	Served*	Principal Occupation(s) During Past 5 Years

Randy Takian (34) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President and Principal Executive Officer (since September 2008)	President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of the Investment Adviser (since July 2008). Head of the Retail and Intermediary business within Morgan Stanley Investment Management (since July 2008). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Kevin Klingert (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since June 2008	Global Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and the Investment Adviser (since March 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Carsten Otto (45) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007) and Chief Compliance Officer of the Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (42) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997); Secretary of various entities affiliated with the Investment Adviser.

Francis J. Smith (43) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003).

Mary E. Mullin (42) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

Morgan Stanley Municipal Income Opportunities Trust III
In accordance with Section 303A. 12(a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying as to compliance with NYSE’s Corporate Goverance Listing Standards was submitted to the Exchange on November 10, 2008.

The Fund’s Principal Executive Officer and Principal Financial Officer Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s N-CSR and are available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

2009 Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended March 31, 2009. The Fund designated 98.75% of its income dividends as tax-exempt income dividends.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

Trustees

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019

Counsel to the Independent Trustees

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

(c)  2009 Morgan Stanley

INVESTMENT MANAGEMENT
Morgan Stanley
Municipal Income
Opportunities Trust III
NYSE: OIC

Annual Report
March 31, 2009

OICANN
IU09-02227P-Y03/09

Item 2. Code of Ethics.
(a) The Trust/Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust/Fund or a third party.
(b) No information need be disclosed pursuant to this paragraph.
(c) Not applicable.
(d) Not applicable.
(e) Not applicable.
(f)
(1)	The Trust/Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)	Not applicable.

(3)	Not applicable.
Item 3. Audit Committee Financial Expert.
The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.
Item 4. Principal Accountant Fees and Services.
(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2

2009

	Registrant			Covered Entities(1)
Audit Fees		$39,250			N/A
Non-Audit Fees
Audit-Related Fees			$(2)		$6,418,000	(2)
Tax Fees		$5,165	(3)		$881,000	(4)
All Other Fees	$			$
Total Non-Audit Fees		$5,165			$7,299,000

Total		$44,365			$7,299,000
2008

	Registrant			Covered Entities(1)
Audit Fees		$31,950		N/A
Non-Audit Fees
Audit-Related Fees		$-	(2)	$6,767,000	(2)
Tax Fees		$4,738	(3)	$1,310,000	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$4,738		$8,077,000

Total		$36,688		$8,077,000
N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)	All other fees represent project management for future business applications and improving business and operational processes.

3

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:
APPENDIX A
AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS
AS ADOPTED AND AMENDED JULY 23, 2004,1
     1. Statement of Principles
The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.
The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.
The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

[1]	This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

4

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.
The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.
     2. Delegation
As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.
     3. Audit Services
The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.
In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     4. Audit-related Services
Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters

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not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.
The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     5. Tax Services
The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.
Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     6. All Other Services
The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.
The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).
     7. Pre-Approval Fee Levels or Budgeted Amounts
Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.
     8. Procedures
All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be

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rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.
The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.
     9. Additional Requirements
The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.
     10. Covered Entities
Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:
Morgan Stanley Retail Funds
Morgan Stanley Investment Advisors Inc.
Morgan Stanley & Co. Incorporated
Morgan Stanley DW Inc.
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Van Kampen Asset Management
Morgan Stanley Services Company, Inc.
Morgan Stanley Distributors Inc.
Morgan Stanley Trust FSB

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Morgan Stanley Institutional Funds
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Advisors Inc.
Morgan Stanley Investment Management Limited
Morgan Stanley Investment Management Private Limited
Morgan Stanley Asset & Investment Trust Management Co., Limited
Morgan Stanley Investment Management Company
Morgan Stanley & Co. Incorporated
Morgan Stanley Distribution, Inc.
Morgan Stanley AIP GP LP
Morgan Stanley Alternative Investment Partners LP
(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).
(f) Not applicable.
(g) See table above.
(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.
Item 5. Audit Committee of Listed Registrants.
(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:
Joseph Kearns, Michael Nugent and Allen Reed.
(b) Not applicable.
Item 6.
(a) See Item 1.
(b) Not applicable.

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Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Fund/Trust invests in exclusively non-voting securities and therefore this item is not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Applicable only to reports filed by closed-end funds.
Morgan Stanley Municipal Opportunities Trust III
FUND MANAGEMENT
PORTFOLIO MANAGEMENT. As of the date of this report, the Fund is managed by members of the Municipals team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Wayne D. Godlin, Managing Director of the Investment Adviser and Robert J. Stryker, a Vice President of the Investment Adviser.
Mr. Godlin has been associated with the Investment Adviser in an investment management capacity since May 1988 and began managing the Fund in October 2001. Mr. Stryker has been associated with the Investment Adviser in an investment management capacity since February 1994 and began managing the Fund in September 2007.
OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS
The following information is as of March 31, 2009:
Mr. Godlin managed 10 mutual funds with a total of approximately $6.6 billion in assets; no pooled investment vehicles other than mutual funds, and no other accounts.
Mr. Stryker managed 11 mutual funds with a total of approximately $1.3 billion in assets; no pooled investment vehicles other than mutual funds, and one other account with a total of approximately $299.3 million in assets.
Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Investment Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Investment Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Investment Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Investment Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.
PORTFOLIO MANAGER COMPENSATION STRUCTURE
     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.
     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.
     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.
     Discretionary compensation can include:
•	Cash Bonus.

•	Morgan Stanley’s Long Term Incentive Compensation awards — a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

•	Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund. For 2008 awards, a clawback provision was implemented that could be triggered if the individual engages in conduct detrimental to the Investment Adviser or its affiliates.

•	Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates.
     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:
•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•	Contribution to the business objectives of the Investment Adviser.

•	The dollar amount of assets managed by the portfolio manager.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contributions to client objectives.

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.
SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS
     As of March 31, 2009, the portfolio managers did not own any shares of the Fund.

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Item 9. Closed-End Fund Repurchases
REGISTRANT PURCHASE OF EQUITY SECURITIES

(d) Maximum Number
			(c) Total Number of	(or Approximate
			Shares (or Units)	Dollar Value) of
			Purchased as Part	Shares (or Units)
	(a) Total Number of	(b) Average Price	of Publicly	that May Yet Be
	Shares (or Units)	Paid per Share (or	Announced Plans or	Purchased Under the
Period	Purchased	Unit)	Programs	Plans or Programs
September 1, 2008
			N/A	N/A
September 30, 2008	6,501	7.525
October 1, 2008
			N/A	N/A
October 31, 2008	8,100	6.5065
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total	14,601	7.0157	N/A	N/A

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Item 10. Submission of Matters to a Vote of Security Holders
Not applicable.
Item 11. Controls and Procedures
(a) The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits
(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.
(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Morgan Stanley Municipal Income Opportunities Trust III
/s/ Randy Takian
Randy Takian
Principal Executive Officer
May 21, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
/s/ Randy Takian
Randy Takian
Principal Executive Officer
May 21, 2009
/s/ Francis Smith
Francis Smith
Principal Financial Officer
May 21, 2009

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